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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 WORLD AIRWAYS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:



Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                           [WORLD AIRWAYS LOGO HERE]


                                                             -------------------
                                                                            2000
                                                             -------------------
                                                                          Annual
                                                             -------------------
                                                                         Meeting
                                                             -------------------

                              June 30, 2000


Dear Stockholder:

     We cordially invite you to attend World Airways' Annual Meeting of Stockholders to be held on Tuesday, August 1, 2000. The meeting will commence at 9:00 a.m. at the Company's headquarters located at 13873 Park Center Road, Suite 490, Herndon, Virginia 20171.

     At the meeting we will ask Stockholders (i) to elect three persons to serve your Company as members of its Board of Directors; and (ii) to ratify the selection of KPMG LLP as your Company's independent certified public accountants for the year ending December 31, 2000.

     Enclosed are a proxy statement, a form of proxy, and an annual report to Stockholders that contains a copy of the Company's most recent annual report on Form 10-K/A as filed with the Securities and Exchange Commission.

     We value your participation and encourage you to vote your shares on the matters expected to come before the Annual Meeting. Please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting.

                              Sincerely,

                              /s/ Hollis L. Harris
                              ----------------------------------
                              Hollis L. Harris
                              Chairman of the Board of Directors
                              and Chief Executive Officer

                              WORLD AIRWAYS, INC.

                             The Hallmark Building
                             13873 Park Center Road
                            Herndon, Virginia 20171


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To be held August 1, 2000

To the Stockholder Addressed:

     World Airways, Inc. (the "Company") will hold its Annual Meeting of Stockholders at 9:00 a.m., on August 1, 2000, at the Company's headquarters, at 13873 Park Center Road, Suite 490, Herndon, Virginia, for the following purposes:

     1. To elect three Class II Directors to serve until the 2003 annual meeting of stockholders, and thereafter until their successors have been duly elected and qualify;

     2. To ratify the selection of KPMG LLP as the Company's independent certified public accountants for the year ending December 31, 2000; and

     3. To act upon such other matters as may properly come before the meeting.

     The record date for the determination of stockholders entitled to vote at the meeting is June 2, 2000, and only stockholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof.

     Whether or not you plan to attend the stockholders' meeting, please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting. You may revoke your proxy at any time prior to the time it is voted.

Herndon, Virginia                        By Order of the Board of Directors,
June 30, 2000
                                         /s/ Cathy Sigalas
                                         ----------------------
                                         Cathy Sigalas
                                         Secretary

                              WORLD AIRWAYS, INC.

                             The Hallmark Building
                             13873 Park Center Road
                            Herndon, Virginia  20171


                                PROXY STATEMENT


     This proxy statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of World Airways, Inc. (the "Company") for use at the Company's 2000 Annual Meeting of Stockholders, to be held at 9:00 a.m., on Tuesday, August 1, 2000, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and described in detail herein. The meeting will be held at the Company's headquarters located at 13873 Park Center Road, Suite 490, Herndon, Virginia.

     All properly executed proxies will be voted in accordance with the instructions given thereby. If no choice is specified, proxies will be voted for the election to the Board of Directors of the three persons named elsewhere in this proxy statement; and in favor of the appointment of KPMG LLP as the Company's independent certified public accountants. Any proxy may be revoked by the person giving it at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders who attend the meeting may revoke any proxy previously given and vote in person.

     This proxy statement and the accompanying proxy card will be first mailed to the stockholders on or about June 30, 2000. The cost of the solicitation will be borne by the Company.


                              PURPOSE OF MEETING

     At the meeting, the Board of Directors will ask stockholders (1) to elect three Class II Directors to serve until the 2003 annual meeting of stockholders, and thereafter until their successors are duly elected and qualify, and (2) to ratify the selection of KPMG LLP as independent certified public accountants for the Company for the year ending December 31, 2000. In addition, the stockholders will act upon such other matters as may properly come before the meeting.

     There will also be an address by the Chairman of the Board of Directors and Chief Executive Officer of the Company, and a general discussion period during which stockholders will have an opportunity to ask questions about the Company's business.

                                     VOTING

     Only holders of record of the Company's outstanding Common Stock, at the close of business on June 2, 2000 (the "record date"), will be entitled to vote at the meeting. On the record date, 10,135,424 shares of Common Stock were outstanding and entitled to be voted.

     Shares of Common Stock represented by proxies that are properly executed and returned to the Company will be voted at the meeting in accordance with the stockholders' instructions contained in such proxies. Where no such instructions are given, proxy holders will vote such shares in accordance with the recommendations of the Board of Directors. The proxy holders will also vote such shares at their discretion with respect to such other matters as may properly come before the meeting. The Company does not know of any matters to be acted upon at the meeting other than the two matters described in this proxy statement.

     A quorum at the meeting will consist of the presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding on the record date and entitled to vote at the meeting. Cumulative voting in the election of Directors is not allowed. Each holder of shares of Common Stock issued and outstanding on the record date shall be entitled to one vote for each share owned by such holder (1) for the election of each of three Class II Directors, (2) on the Board of Directors' selection of the Company's independent certified public accountants for 2000, and (3) on each other matter to properly come before the meeting. At the meeting, in accordance with the Company's charter documents and Delaware law, the stockholders, by a plurality of the votes cast, shall elect Class II Directors and, by a majority of the voting power of the shares present and entitled to be voted, shall transact such other business as shall be properly brought before them. Accordingly, the three Class II Director nominees receiving the greatest number of votes will be elected, abstentions will be disregarded in the election of Directors and will be counted as "no" votes on each matter other than the election of Directors, and broker non-votes will be disregarded and will have no effect on the outcome of any vote.


                                  THE COMPANY

     The Company is a U.S. certificated airline, founded in 1948. It provides long-range domestic and international supplemental air transportation service, for both passengers and cargo, to the United States government, international air carriers, tour operators, major international freight forwarders, and cruise ship companies.


                              BOARD OF DIRECTORS

     The Board of Directors of the Company is responsible for establishing broad
corporate policies and for the overall performance of the Company.   It has
established standing Executive, Audit, and Compensation Committees. There is no standing nominating or similar committee. During 1999, there were twelve meetings of the Board of Directors of the Company, four meetings of the Executive Committee, three meetings of the Audit Committee, and one meeting of the Compensation Committee. During 1999, or the portion of 1999 during which each Director served, each Director except Wan Malek Ibrahim and Lim Kheng Yew attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings of all Committees of the Board on which he served.

Committees of the Board of Directors

     The Executive Committee may exercise all of the Board's power and authority when the Board is unable to meet, except that certain fundamental responsibilities, such as the declaration of dividends, are reserved to the Board. The members of the Executive Committee are Daniel J. Altobello, Hollis L. Harris, Wan Malek Ibrahim and Russell L. Ray, Jr.

     The Audit Committee recommends to the Board the firm to be selected each year as independent certified public accountants to the Company and auditors of the Company's financial statements. The Audit Committee also has responsibility for (i) reviewing the scope and results of the audit with the independent auditors, (ii) reviewing the

Company's financial condition and results of operations with management and the independent auditors, (iii) considering the adequacy of the internal accounting and control procedures, and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors. The Audit Committee also reviews, at least once each year, the terms of all material transactions and arrangements between the Company and its affiliates. The members of the Audit Committee are A. Scott Andrews, Joel H. Cowan and Lim Kheng Yew. On June 1, 2000, the Audit Committee adopted a charter consistent with the recommendations of the Blue Ribbon Committee.

     The Compensation Committee reviews key employee compensation policies, plans, and programs; monitors performance and compensation of Company officers and other key employees; prepares recommendations and periodic reports to the Board concerning such matters; and administers the Company's various compensation plans. The members of the Compensation Committee are A. Scott Andrews, General Ronald R. Fogleman, and Peter M. Sontag.


                     MATTER NO. 1 - ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes. Members of each class serve staggered terms. At the meeting for which proxies are being solicited, three Class II Directors will be elected to serve until the 2003 Annual Meeting of Stockholders, and thereafter until their successors are duly elected and qualify. Daniel J. Altobello, A. Scott Andrews, Joel H. Cowan, Hollis L. Harris, Wan Malek Ibrahim, Wilbur L. Ross, Jr., and Peter M. Sontag will continue in office as Directors after the meeting. Mr. Ross has advised the Company that he will resign from the Company's Board of Directors when the distribution of World Airways shares to WorldCorp creditors has begun, pursuant to the Liquidation Plan approved in WorldCorp's bankruptcy.

     Unless otherwise directed by the persons giving proxies, the proxy holders intend to vote all shares for which they hold proxies for the election of General Ronald R. Fogleman, Lim Kheng Yew and Russell L. Ray, Jr., nominees for Class II Directors. For further information about the nominees and continuing Directors, please refer to the Annual Report to Stockholders. Although it is not contemplated that any nominee will decline or be unable to serve, if either occurs prior to the meeting, the Board will select a substitute nominee.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE WITH AUTHORITY FOR THE PROXY HOLDERS TO VOTE FOR THE NOMINEES NAMED ABOVE OR THEIR SUBSTITUTES AS SET FORTH HEREIN.

                  MATTER NO. 2 - RATIFICATION OF SELECTION OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG LLP to serve as the Company's independent certified public accountants and auditor for the year ending December 31, 2000. At the meeting for which proxies are being solicited, the Company will ask stockholders to ratify the Board's selection. KPMG LLP, which served in the same capacity in 1999, is expected to be represented at the meeting. A representative of KPMG LLP will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     If the stockholders do not ratify the Board's selection, the Board of Directors will reconsider its action with respect to the appointment. Approval of the resolution, however, will in no way limit the Board's authority to terminate or otherwise change the engagement of KPMG LLP during the year ending December 31, 2000.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company's Secretary no later than December 1, 2000, to be included in the Company's 2000 proxy materials.

     Proposals intended for inclusion in next year's proxy statement should be sent to Cathy Sigalas, General Counsel and Secretary, World Airways, Inc., The Hallmark Building, 13873 Park Center Road, Suite 490, Herndon, Virginia 20171.


                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders is being provided herewith to each stockholder entitled to vote at the 2000 Annual Meeting of Stockholders. It includes the Company's most recent Form 10-K/A Annual Report as filed with the Securities and Exchange Commission. A copy of the Company's Form 10-K/A Annual Report is available at no charge to all stockholders. For a copy write to Gilberto M. Duarte, Chief Financial Officer, World Airways, Inc., The Hallmark Building, 13873 Park Center Road, Suite 490, Herndon, Virginia 20171.


                               OTHER INFORMATION

     This proxy statement incorporates by reference the information set forth in
Part III of the Company's Annual Report on Form 10-K/A for the fiscal year ending December 31, 1999, included in the Annual Report to Stockholders being delivered herewith. Please consider carefully the information incorporated by reference.

     This solicitation of proxies is being made by the Board of Directors of the Company. In addition to solicitation by mail, proxies may also be solicited by Directors, officers, and employees of the Company, who will not receive additional compensation for such solicitation. Brokerage firms and other custodians, nominees, and fiduciaries will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners of the Common Stock. The address of World Airways' principal executive offices is The Hallmark Building, 13873 Park Center Road, Suite 490, Herndon, Virginia 20171, and its telephone number is (703) 834-9200. The above notice and proxy statement are sent by order of the Board of Directors.


Dated: June 30, 2000

                                By Order of the Board of Directors,

                                /s/ Cathy Sigalas
                                ---------------------
                                Cathy Sigalas
                                Secretary

                              World Airways, Inc.
          This Proxy is solicited on behalf of the Board of Directors
        Proxy for 2000 Annual Meeting of Stockholders on August 1, 2000

The undersigned hereby appoints HOLLIS L. HARRIS and CATHY SIGALAS, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.001 per share, of World Airways, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters in Herndon, Virginia on August 1, 2000, at 9:00 A.M., and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

1. Election of Directors
     Nominees: General Ronald R. Fogleman, Lim Kheng Yew and Russell L. Ray, Jr.

       [ ] FOR all nominees      [ ]   WITHHELD from all nominees
       [ ] FOR all nominees except any whose name is crossed out above

2. Proposal to ratify the selection of KPMG LLP as the independent public accountants for the Company for the fiscal year ending December 31, 2000

         [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

                 (Continued and to be signed on reverse side)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF A PROPERLY EXECUTED PROXY GIVES NO DIRECTION, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES ON MATTER 1, "FOR" THE PROPOSAL ON MATTER 2, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS TO PROPERLY COME BEFORE THE MEETING.


                            Dated                                       , 2000
                                  --------------------------------------

                            --------------------------------------------------
                                                 Signature

                            --------------------------------------------------
                                                 Signature

                            Mark here for address change and note at left  [ ]

                            PLEASE MARK, DATE, SIGN, AND RETURN THE
                            PROXY CARD PROMPTLY USING THE ENCLOSED
                            ENVELOPE.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full "corporate name by president or other authorized person. If a partnership, please sign in full partnership name by authorized person.

                             World Airways, Inc.
               CONFIDENTIAL VOTING INSTRUCTIONS OF 401(k) PLAN
                        PARTICIPANTS AND BENEFICIARIES
           FOR THE ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 1, 2000

The undersigned hereby instructs A. Scott Andrews, General Ronald R. Fogleman and Peter M. Sontag, Trustees (the "Trustees"), of the World Airways Employees 401(k) Savings Plan (the "Plan"), to vote all shares of Common Stock, par value $.001 per share, of World Airways, Inc. (the "Company") allocated to the account of the undersigned as a participant in or beneficiary under the Plan, in accordance with these instructions, at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters in Herndon, Virginia on August 1, 2000, at 9:00 A.M., and at any adjournments or postponements thereof.

1. Election of Directors
     Nominees: General Ronald R. Fogleman, Lim Kheng Yew and Russell L. Ray, Jr.

       [ ] FOR all nominees         [ ] WITHHELD from all nominees
       [ ] FOR all nominees except any whose name is crossed out above

2. Proposal to ratify the selection of KPMG LLP as the independent public accountants for the Company for the fiscal year ending December 31, 2000

         [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

                  (Continued and to be signed on reverse side)

THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED AS INSTRUCTED BY THE
PLAN PARTICIPANT OR BENEFICIARY. IF NO INSTRUCTION IS GIVEN, SUCH SHARES WILL BE VOTED AS THE TRUSTEES DEEM PROPER IN THEIR BEST JUDGMENT.

                            Dated                                       , 2000
                                  --------------------------------------

                            --------------------------------------------------
                                                Signature

                            --------------------------------------------------
                                                Signature

                            Mark here for address change and note at left  [ ]

                            PLEASE MARK, DATE, SIGN, AND RETURN THE
                            PROXY CARD PROMPTLY USING THE ENCLOSED
                            ENVELOPE.

                            Please sign exactly as name appears hereon.